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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)



         Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:



         1. The Quarterly Report of Monro Muffler Brake, Inc. ("Monro") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.





         /s/ Robert G. Gross                           Dated:  August 13, 2002
         ---------------------------------
         Robert G. Gross
         Chief Executive Officer




         /s/ Catherine D'Amico                         Dated:  August 13, 2002
         ---------------------------------
         Catherine D'Amico
         Chief Financial Officer













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